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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 14, 2002

                             CHELL GROUP CORPORATION
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             (Exact name of registrant as specified in its charter)

   NEW YORK                           005-524525                     112805051
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    (State or other jurisdiction      (Commission            (IRS Employer of
          incorporation)             File Number)           Identification No.)

                14 METEOR DRIVE, TORONTO, ONTARIO CANADA, M9W 1A4
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (416) 675-6666

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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events and Regulation FD Disclosure.

     Chell Group Corporation (the "Company") announced on November 14, 2002 press release that Mark Truman was promoted to the position of Chief Financial Officer. Mark Truman has served as Corporate Controller of the Company and its predecessor Networks North, Inc., since 1994. Since 1997 Mark Truman has served as the Company's Corporate Secretary. Previously Mark Truman served as Canadian Controller and Audit Manager for Arthur Andersen, and as a Financial Consultant to the health care industry. Mark Truman replaces Don Pagnutti who was previously President and Chief Financial Officer and who will remain active with the Company as a member of the Chell Group Board of Directors and as a consultant to the Company.


Item  7.     Financial  Statements  and  Exhibits

(a) Set forth below is a list of the Exhibits applicable to this Current Report on Form 8-K numbered in accordance with Item 601 of Regulation S-K.

99     Press  Release  dated  November  14,  2002


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Chell Group Corporation
                                 a New York Corporation


Date: December 13, 2002          By: /s/ Stephen McDermott
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                                 Stephen McDermott, CEO


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